Big 4 OneFund
(the “Fund”)

     Investor Class Shares (FOUIX)
Institutional Class Shares (FOURX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

     Supplement dated November 19, 2015
To the Fund’s Prospectus and Statement of Additional Information dated September 19, 2014
(as supplemented from time to time)

* * * * * * * *
Consolidation of Service Providers to the Fund

Effective December 1, 2015, the services provided by certain service providers to the Fund will be transferred to an affiliated service provider such that the primary operational services are provided by one entity. Currently, a group of affiliated companies (listed below) provides the Fund with transfer agency, fund accounting, and administrative services. Due to an internal restructuring within the overall organization, all services will now be consolidated and provided by a single company – Commonwealth Fund Services, Inc. As such, any and all references to Commonwealth Shareholder Services, Inc. and Commonwealth Fund Accounting, Inc. in the Fund’s prospectus and statement of additional information are hereby deleted in their entirety and replaced with Commonwealth Fund Services, Inc. No changes are being proposed with regard to any other Fund service providers.

Current Providers

     Commonwealth Fund Services, Inc. – transfer agency services
Commonwealth Shareholder Services, Inc. – administrative services
Commonwealth Fund Accounting, Inc. – fund accounting services

New Provider

     Commonwealth Fund Services, Inc. – administration, transfer agency and fund accounting services

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